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                                                                   Exhibit 10.30


Exhibit 10.30     Schedule of Contracted Resellers

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Address                                           Name
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
c/o Perry Bean                                   Cartwright & Bean, Inc.
3935 Lakefield Court
Suwanee, Georgia 30024
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P.O. Box 670, Dumfries, Va.                      Class International Security Incorporated

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8027 Laurel Lakes Court,                         DPC Technologies
Laurel, Maryland 20707
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5726 Industry Lane                               Engineering Systems Solutions, Inc.
Frederick, Maryland  21704
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7524 Maple Place                                 ESTECH Electronic Surveillance Technology
Annandale, VA 22003-3002
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Digital Video Tek 7318 Ritchie Highway           Digital Video Tek
Glen Burnie, Maryland 21061
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Bloomington, Illinois                            Integrated Security, Inc.
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6188 Oxon Hill Rd., Suite 300,                   L & B Associates, Inc.
Oxon Hill, Md. 20745-3113
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11618 First Avenue                               Cathy Long
Hesperia, CA 92345
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Otto Veniusstratt 17, B-2000                     Millennium Marketing
Antwerp, Belgium
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Buyukdere Caddes; 89/8                           MTI-TANSA Guvenlik Ltd.
Mecidiyekoy-Istanbul/Turkey
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979/34 SM Tower 17th Floor                       Naka Interbusiness
Phaholyothin Road
Phayathai, Bangkok 10400
Thailand
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#17 Sweet Briar Road                             Netserv Caribbean Ltd.
St. Clair, Port of Spain
Trinidad, West Indies
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3065 Rose Crans Place, Suite 100,                POS Center, Inc.
San Diego, Ca.  92110
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12011 North Tejon Street                         PSA Security Network
Denver, Colorado  80234                          Contact: Yolanda Akerib, Vice President
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c/o James Peters                                 Remote Viewing Solutions, Inc.
9722 Groffs Drive
PMB235
Owings Mills, Maryland 21117
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11141 Georgia Avenue, Suite 520                  Systems Innovation Group
Wheaton, Maryland  20902                         Contact: Dan Gray
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